Exhibit 2 (a)
Consolidated Statements of Income  (unaudited)                       Page 1 of 1
Central Power and Light Company
--------------------------------------------------------------------------------
                                                           Twelve Months Ended
                                                             December 31, 1998
                                                           -------------------
                                                                 (thousands)
Electric Operating Revenues
    Residential                                                     $ 527,081
    Commercial                                                        377,492
    Industrial                                                        309,543
    Sales for resale                                                   66,680
    Other                                                             125,321
                                                              ----------------
                                                                    1,406,117
                                                              ----------------
Operating Expenses and Taxes
    Fuel                                                              385,944
    Purchased power                                                    40,062
    Other operating                                                   260,843
    Maintenance                                                        63,779
    Depreciation and amortization                                     184,805
    Taxes, other than income                                           70,927
    Income taxes                                                      116,831
                                                              ----------------
                                                                    1,123,191
                                                              ----------------

Operating Income                                                      282,926
                                                              ----------------

Other Income and Deductions
    Allowance for equity funds used during construction                    51
    Other                                                              (1,495)
    Non-operating income taxes                                          2,204
                                                              ----------------
                                                                          760
                                                              ----------------

Income Before Interest Charges                                        283,686
                                                              ----------------

Interest Charges
    Interest on long-term debt                                         93,301
    Distributions on Trust Preferred Securities                        12,000
    Interest on short-term debt and other                              19,506
    Allowance for borrowed funds used during construction              (2,771)
                                                              ----------------
                                                                      122,036
                                                              ----------------

Net Income                                                            161,650
    Less:  Preferred stock dividends                                    6,901
                                                              ----------------
Net Income for Common Stock                                         $ 154,749
                                                              ================

                                                                   Exhibit 2 (b)
Consolidated Statements of Income  (unaudited)                       Page 1 of 1
Public Service Company of Oklahoma
--------------------------------------------------------------------------------
                                                           Twelve Months Ended
                                                            December 31, 1998
                                                           -------------------
                                                                (thousands)
  Electric Operating Revenues
    Residential                                                      $329,058
    Commercial                                                        236,258
    Industrial                                                        162,773
    Sales for resale                                                   27,413
    Other                                                              24,657
                                                              ----------------
                                                                      780,159
                                                              ----------------
Operating Expenses and Taxes
    Fuel                                                              309,969
    Purchased power                                                    57,222
    Other operating                                                   109,393
    Maintenance                                                        36,981
    Depreciation and amortization                                      72,671
    Taxes, other than income                                           29,816
    Income taxes                                                       49,099
                                                              ----------------
                                                                      665,151
                                                              ----------------
Operating Income                                                      115,008
                                                              ----------------

Other Income and Deductions
    Allowance for equity funds used during construction                   860
    Other                                                              (1,044)
    Non-operating income taxes                                             93
                                                              ----------------
                                                                          (91)
                                                              ----------------
Income Before Interest Charges                                        114,917
                                                              ----------------

Interest Charges
    Interest on long-term debt                                         29,136
    Interest on short-term debt and other                               4,107
    Distributions on Trust Preferred Securities                         6,000
    Allowance for borrowed funds used during construction              (1,169)
                                                              ----------------
                                                                       38,074
                                                              ----------------

Net Income                                                             76,843
  Less:  Preferred stock dividends                                        213
                                                              ----------------

Net Income for Common Stock                                          $ 76,630
                                                              ================

                                                                   Exhibit 2 (c)
Consolidated Statements of Income  (unaudited)                       Page 1 of 1
Southwestern Electric Power Company
--------------------------------------------------------------------------------
                                                           Twelve Months Ended
                                                            December 31, 1998
                                                           -------------------
                                                                (thousands)
Electric Operating Revenues
    Residential                                                     $ 314,600
    Commercial                                                        197,737
    Industrial                                                        253,458
    Sales for resale                                                  139,869
    Other                                                              47,288
                                                              ----------------
                                                                      952,952
                                                              ----------------
Operating Expenses and Taxes
    Fuel                                                              371,414
    Purchased power                                                    35,483
    Other operating                                                   140,460
    Maintenance                                                        51,219
    Depreciation and amortization                                      98,479
    Taxes, other than income                                           57,128
    Income taxes                                                       47,982
                                                              ----------------
                                                                      802,165
                                                              ----------------

Operating Income                                                      150,787
                                                              ----------------

Other Income and Deductions
    Allowance for equity funds used during construction                 1,336
    Other                                                                (753)
    Non-operating income taxes                                          1,868
                                                              ----------------
                                                                        2,451
                                                              ----------------

Income Before Interest Charges                                        153,238
                                                              ----------------

Interest Charges
    Interest on long-term debt                                         39,233
    Distributions on Trust Preferred Securities                         8,662
    Interest on short-term debt and other                               8,591
    Allowance for borrowed funds used during construction              (1,351)
                                                              ----------------
                                                                       55,135
                                                              ----------------

Net Income                                                             98,103
    Less: Preferred stock dividends                                       705
    Gain/(Loss) on reacquired preferred stock                            (856)
                                                              ----------------
Net Income for Common Stock                                          $ 96,542
                                                              ================

                                                                   Exhibit 2 (d)
Statements of Income  (unaudited)                                    Page 1 of 1
West Texas Utilities Company
--------------------------------------------------------------------------------
                                                           Twelve Months Ended
                                                            December 31, 1998
                                                           -------------------
                                                                (thousands)
Electric Operating Revenues
    Residential                                                     $ 134,204
    Commercial                                                         76,155
    Industrial                                                         51,715
    Sales for resale                                                   97,560
    Other                                                              65,319
                                                              ----------------
                                                                      424,953
                                                              ----------------
Operating Expenses and Taxes
    Fuel                                                              122,836
    Purchased power                                                    48,131
    Other operating                                                    89,924
    Maintenance                                                        16,666
    Depreciation and amortization                                      42,750
    Taxes, other than income                                           24,638
    Income taxes                                                       20,642
                                                              ----------------
                                                                      365,587
                                                              ----------------
Operating Income                                                       59,366
                                                              ----------------

Other Income and Deductions
    Allowance for equity funds used during construction                   678
    Other                                                               1,580
    Non-operating income taxes                                            454
                                                              ----------------
                                                                        2,712
                                                              ----------------
Income Before Interest Charges                                         62,078
                                                              ----------------

Interest Charges
    Interest on long-term debt                                         20,352
    Interest on short-term debt and other                               4,580
    Allowance for borrowed funds used during construction                (668)
                                                              ----------------
                                                                       24,264
                                                              ----------------

Net Income                                                             37,814
    Less: Preferred stock dividends                                       104
                                                              ----------------
Net Income for Common Stock                                          $ 37,710
                                                              ================

Central and South West Services                                    Exhibit 2 (e)
Statements of Income  (unaudited)                                    Page 1 of 1

--------------------------------------------------------------------------------
                                                           Twelve Months Ended
                                                            December 31, 1998
                                                           -------------------
                                                                (thousands)

Operating Expenses and Taxes
    Fuel                                                                2,864
    Other operating                                                   197,256
    Maintenance                                                        21,146
    Depreciation and amortization                                       9,691
    Taxes, other than income                                            7,549
    Income taxes                                                        1,673
                                                              ----------------
Operating Income (Loss)                                              (240,179)

Other Income and Deductions
    Other                                                             245,428
                                                              ----------------
Income Before Interest Charges                                          5,249

Interest Charges
    Interest on long-term debt                                            750
    Interest on short-term debt and other                               4,499
                                                              ----------------
                                                                        5,249
                                                              ----------------

Net Income for Common Stock                                              $ --
                                                              ================